2 2
Forward looking statements
Adjusted EBITDA, as defined above, is not a measurement under GAAP.
Adjusted EBITDA is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, at the end of this presentation. Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, warrant revaluation charges, and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company.
While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to
GAAP (as noted above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.
Certain matters being discussed by Local Corporation’s management today include forward looking statements which are made pursuant to the Safe
Harbor provisions of section 21-E of the Securities Exchange Act of 1934.
Investors are cautioned that statements which are not strictly historical statements, including statements concerning future expected financial performance, management objectives and plans for future operations, our relationships with strategic or other partners, the release of new products or services or enhancements to existing products or services, our expectations regarding potential acquisitions and the future performance of past acquisitions including our ability to realize expected synergies, trends in the market for our current or planned products or services, and market acceptance of our products or services, constitute forward looking statements.
The forward looking statements include, but are not limited to, any statements containing the words “expect”, “anticipate”, “estimates”, “believes”, “should”,
“could”, “may”, “possibly”, and similar expressions and the negatives thereof.
These forward looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the forward looking statements. Those risks and uncertainties are detailed in the company’s filings from time to time with the Securities and Exchange Commission. The information contained in the forward looking statements is provided as of the date of such oral statements and the company disclaims any obligation to update such statements.
Adjusted EBITDA is defined as net income (loss) excluding: provision for income taxes; interest and other income (expense), net; depreciation;
amortization; stock-based compensation charges; gain or loss on derivatives’
revaluation; net income (loss) from discontinued operations; LEC receivables reserve; finance-related charges; accrued lease liability/asset; severance charges; and an expense related to a settlement accrual.

3 3 Our mission Making it easy for consumers to find and connect with the products and businesses they want and need. 3

$28M
$26M
$24M
$22M
$20M
$18M
$1.5M
$1M
$0.5M
$0
($0.5M)
($1M)
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Revenue
Adj EBITDA

$100M
$80M
$60M
$40M
$20M
$0
2006
2007
2008
2009
2010
2011
2012
2013
2014E
31% CAGR
FY Revenue
Est. FY Revenue

Corporate Overview Q1 2014

4 4
Current Financial Momentum
Who we are
Note: See reconciliation of Adjusted EBITDA to GAAP net income at presentation end.
1999/2004
LOCM (NASDAQ)
31% from 2006 to 2013
27 million consumers/month
Local.com – Top US Site
~ 1,600 sites
12 issued + applications pending
Deloitte Fast 500™
4 years in a row
Irvine, CA
~90
Founded/IPO
Ticker
Revenue CAGR
Reach
Flagship Site
Network
Patents
Recognition
Headquarters
Employees

5 5
Structured for growth
Note: See reconciliation of Adjusted EBITDA to GAAP net
income at presentation end.
Core Search
Local Shopping
& Discovery
Intellectual Property
Reasons to invest:
Growing base of consumers and partners
• 27 million consumers/month
• 1,600 network sites
Positioned to be leader in mobile
• Mobile traffic up 24% Y/Y
• Expanding mobile search landscape
Multiple avenues to value
• Display/pay-per-click/pay-per-call ads
• Leverage Krillion data technology
• IP monetization
Improving financial performance
• 4 consecutive quarters of revenue and
Adjusted EBIDTA growth
• Positive cash flow from operating
activities in 2013

High Value
Low Value
Toshiba L75-A7285 17.5" Laptop Average Price History
Popular on Web
Best Buy - Irvine Lake Forest
SHARP

Corporate Overview Q1 2014

6 6 Enhancing the value of online search TODAY KRILLION Rich Content Basic Content • What • Where • Product Information • Proximity • Price History • Price Alerts • In-stock Availability

KRILLION
AD CONTENT
PRODUCT CONTENT
BUSINESS CONTENT
Aggregate, normalize, monetize, localize, and publish
Paid Search Ads
Directory
Contextual
Pay-Per-Call
Video
Where to Buy
Display
OWNED & OPERATED CONSUMER PROPERTIES AND OUR NETWORK

Corporate Overview Q1 2014

7 7 What we do Reaching consumers across desktop and mobile

local.com

HAVVIT

HAVVIT
ShopHavvit.com
Coming soon for desktop!
SHARP

Corporate Overview Q1 2014

8 8
Owned and Operated sites
Earns income from clicks on search ads and page views on display ads
Ad types:
•
•
•
…plus our additional suite of vertical sites
= Revenue source
Display
Video
Business Search

The Washington Post
Find
Italian restaurant
Near
Washington, DC
Washington Italian restaurant
WCBI
televisions near Columbus, MS

Corporate Overview Q1 2014

9 9
Network of managed sites
Business Directory
Shopping Directory
Earns income from clicks on search ads and page views of display ads
Ad types:
•
•
•
= Revenue source
Mobile Business
Directory
Business Search
Product Search
Display

GREATNESS AWAITS
GREATNESS IS GREATEST WHEN IT'S SHARED
Watch the season finale of 10,000 Days!
SECOND SON
LOCATESHOW
Travellers TUBE
Get print free grocery coupons
Top Five Family Travel Destinations for 2014
Save 30% or More!
Click to call the number below to complete your insurance quote
(888) 925-5603
Allstate
Outdoor Storage

Corporate Overview Q1 2014

10 10
Extended Network monetization
Earns income from clicks and impressions on search, pay-per-call and various display ads
Ad types:
•
•
•
•
•
= Revenue source
Display
Business Search
Product Search
Pay-Per-Call
Video

Google

bing

MARCHEX

YAHOO!

doubleclick ad exchange by Google

cashcall

dex media

clickbooth

GAYLORD Protect What Matters Most

yp.com

RUBICON

BidMonitor Delivering results from search

yext

gurumedia NETWORKS

Client Connections

VALIDclick

mediaforce

xAd

Corporate Overview Q1 2014

11 11 Our partners

$200B
$175B
$150B
$125B
$100B
$75B
$50B
$25B
$0
$108B
$182B
2014
2017

60% Increase

Corporate Overview Q1 2014

12 12 Large market opportunity Total Online Advertising Spend in US Billions In online advertising spend expected over the next 5 years Source: Borrell Associates, Inc. 2014 12

M-Commerce
$31 billion
Mobile Influence on Store Sales
$689 billion
E-Commerce Sales
$327 billion
2012
2016

13
Source: Deloitte 2012
Mobile-influenced in-store
sales greater than online
Over the next
three years:
Mobile-influenced store sales are projected
to reach
$689 billion.
5x
greater
Addressable
market is
than everything
sold online today.
Source: Forrester Research –
Web-influenced retail sales forecast

Toshiba L75-A7285 17.5" Laptop Average Price History
Popular on Web
SHARP

Corporate Overview Q1 2014

14 14
Our customer value proposition
answers
3 key questions:
Krillion drives local
shopping
•
Is it carried near me?
•
Is it available in-store?
•
How much does it cost?
Krillion’s dynamic platform provides retailers & brands multiple channels to engage consumers wherever they research online.
Retailers Manufacturers
Web & Mobile
Publishers & Search
Engines
Developers
Innovative solutions for:

15 15
Top priorities:
Location of Retail Stores in the Krillion Database
Broaden coverage with retailers & manufacturers
Enable and expand monetization
Secure additional distribution with publishers
Krillion – the leading local
shopping authority
3 Million
Localized Products
Over
120,000
National and Regional
Retailer Stores
90%
Coverage
of the Top 100 U.S. Retailers

12 Current Patents
+ Applications Pending

- Search/Menu Patents (4)
- Pay-Per-Call Patents (5)
- Web Domains/Other (2)
- Local Shopping Patents (1)

Corporate Overview Q1 2014

16 16
Monetize IP portfolio
The patent descriptions herein do not constitute the legal opinion or advice of the patent owner or their counsel. The reader is encouraged to seek the advice of their own counsel regarding the scope of any domestic or foreign patents.
Positive claim
construction
ruling
Cascading Menu patent
Trial scheduled for May 2014
Preserving rights
and reviewing
options to
maximize value
Pay-Per-Call patent portfolio

$100M
$80M
$60M
$40M
$20M
$0M
$10M
$8M
$6M
$4M
$2M
$0M
$3.2
$0.7
$4.5
$3.5E
2011
2012
2013
2014 E
Revenue
Adjusted EBITDA
Est. Revenue

$30M
$28M
$26M
$24M
$22M
$20M
$18M
$2M
$1.5M
$1M
$0.5M
$0
($0.5M)
($1M)
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Revenue
Adj EBITDA

Corporate Overview Q1 2014

17 17
Strong financial
fundamentals
Investing for growth
Notable
Accomplishments:
•
•
•
•
Note: See Appendix for reconciliation of Adjusted EBITDA to GAAP net income

Positive cash flow from operating
activities in 2013
Four consecutive quarters of
Revenue and Adjusted
EBITDA growth
Reduced GAAP net loss year-over-
year by more than 50%
Largest year-over-year network
revenue growth, up 141% in 2012

$16
$14
$12
$10
$8
$6
$4
$2
$0
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Up 112% from Q4-2012

Corporate Overview Q1 2014

18 18
Record network
revenue growth
$ in Millions Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13
Network Revenue $5.0 $5.0 $7.6 $8.3 $11.6 $14.5 $16.1
In the last seven quarters,
Network revenue has
Grown
4x

Annual Mobile Traffic (UVs)

150M
125M
100M
75M
50M
25M
0
1M
3M
21M
82M
129M
2009
2010
2011
2012
2013

19 19 Plus exponential growth in mobile Serving more consumers 209% CAGR Mobile Traffic over the past five years Mobile traffic represents 39% of total overall traffic

20 20
2014 financial targets by
business segment
Managed Sites
(Directory)
2014 Revenue*
% of 2014
Revenue
$50,000,000 48%
3,000,000 3%
Margin %
35%
75%
Owned & Operated
52,000,000 50% 15%
53,000,000 50% 37%
$105,000,000 100% 26%
Extended Ad Network
(Display/Search Ads/Pay-Per-Call)
*Estimate

Krillion - Aggressive Growth
Mobile - Accelerated Growth
Core- Moderate Growth
Projected over the next 3 years
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

4.5M
3.5M*
0.7M
RIGHT SIZE
INVEST
GROW
2012
2013
2014
2017

Aggressive Growth
Krillion
Accelerated Growth
Mobile
Moderate Growth
Core

Corporate Overview Q1 2014

Improving financials
Stabilize Execute GROW
Investing for Growth
(Adjusted EBITDA)
Note: See reconciliation of Adjusted EBITDA to GAAP net income at presentation end.
*Estimate
Evolving model remains strong
Multiple growth drivers

22 22
4Q13 Balance Sheet & Cap. Table
Key Balance Sheet Items
(In Thousands)
12/31/2013
Cash $5,069
Accounts Receivable 17,298
Total Assets 51,579
Total Debt 12,684
Total Liabilities 31,294
Stockholders Equity 20,285
Capitalization
(In Thousands)
12/31/2013
Common Stock 23,038
Convertible Debentures 2,488
Options (Weighted avg. strike 4.17)
3,375
Warrants (Weighted avg. strike 2.01)
766
RSUs 248
Fully Diluted 29,915
Additional Data:
I. $12 million credit facility with $9 million outstanding and $3 million available under the line of credit.  Interest rate approximately 5%
II. Total authorized shares 65,000,000 common and 10,000,000 preferred
III. In April 2013, the company closed $5 million in convertible notes. Interest rate of 7%. Conversion price of $2.01. Included 746,000 of warrants with $2.01 exercise price.

23 23
Leadership team
Ken Cragun
CFO
25+ years experience
CFO, Modtech
SVP, MIVA
CFO, ImproveNet
CPA, Big 4 Exp.
Michael Sawtell
President & COO
25+ years experience
Pres. / CEO, DigitalPost Interactive
Pres. / COO , Interchange Corp.
(now Local Corporation)
COO, Informative Research
Operations Director, Northrop Grumman
Operations, General Dynamics
Fred Thiel
Chairman of the Board
25+ years experience
Board Member/Senior Advisor to public
and private technology  companies, PE and
VC firms
Managing Partner, Triton Pacific
Capital Partners
Founder & Managing Partner,
TechStarter Ventures
CEO, GameSpy Industries
Scott Reinke
General Counsel
15 years experience
EVP and Gen. Counsel, Emerging Media
Group, Inc. (TRAFFIQ, Inc.)
EVP and Gen. Counsel, Market Maker
Interactive, Inc.
Associate Gen. Counsel and VP, MIVA

24 24
Structured for growth
Note: See reconciliation of Adjusted EBITDA to GAAP net
income at presentation end.
Reasons to invest:
Growing base of consumers and partners
• 27 million consumers/month
• 1,600 network sites
Positioned to be leader in mobile
• Mobile traffic up 24% Y/Y
• Expanding mobile search landscape
Multiple avenues to value
• Display/pay-per-click/pay-per-call ads
• Leverage Krillion data technology
• IP monetization
Improving financial performance
• 4 consecutive quarters of revenue and
Adjusted EBIDTA growth
• Positive cash flow from operating
activities in 2013

Core Search
Local Shopping
& Discovery
Intellectual Property

Thank You Thank you Fred Thiel Fred@local.com 949.784.0800 Local Corporation | 7555 Irvine Center Drive | Irvine CA 92618 | 949.784.0800 www.localcorporation.com

Thank You Appendix

27 27
Market Cap/Sales Valuation
Company Symbol Price Market Cap (MM) 2014E Sales (MM) 2014E Market Cap/Sales
Blucora, Inc.
BCOR
$  20.04 $     843.3 $    223.0 3.8
ReachLocal, Inc.
RLOC
$  10.69 $     294.3 $    590.0 0.5
Angie’s List, Inc.
ANGI
$  13.84 $     808.7 $    325.0 2.5
Marchex, Inc.
MCHX
$  12.27 $     443.4 $    177.0 2.5
Autobytel, Inc.
ABTL
$  14.90 $     132.7 $      86.0 1.5
Yelp, Inc.
YELP
$  97.77 $  6,730.0 $    355.0 19.0
Travelzoo Inc.
TZOO
$  24.09 $     361.1 $    163.0 2.2
XOXO Group Inc.
XOXO
$  12.45 $     307.9 $    145.0 2.1
Demand Media
DMD
$    4.76 $     429.9 $      96.0 4.5
Web.com Group
WWWW
$  37.04 $  1,840.0 $    590.0 3.1
Average
4.2
Local Corp
LOCM $    1.59 $       36.5 $    105.0 0.3

28 28
Reconciliation: Adjusted EBITDA
to GAAP Net Income
Description FY-09 FY-10 FY-11 FY-12 FY-13 FY-14*
Adjusted EBITDA $3,041 $13,775 $3,247 $777 $4,533 $3,500
Less interest and other income (expense), net (27) (275) (413) (425) (2,321) (1,700)
Less provision for income taxes (158) (102) (178) (111) (139) (200)
Less amortization of intangibles (2,524) (5,734) (4,864) (3,611) (912) (900)
Less depreciation (734) (1,418) (3,182) (3,658) (3,896) (4,000)
Less stock-based compensation (2,364) (2,911) (3,442) (2,533) (1,619) (800)
Less LEC receivable reserve - (1,407) (1,721)
Less net loss from discontinued operations - (6,899) (14,250) (3,729)
Plus gain on sale of Rovion - 1,458
Plus revaluation of warrants - 887 2,633 202 1,100
Less Geo-Tag settlement (2,981) (550)
Less non-recurring charges (520) (1,461) (684) (1,108) (1,200)
GAAP Net income (loss) $(6,267) $4,222 $(14,559) $(24,242) $(10,362) $(5,300)
Note:  Since we cannot predict the valuation of the warrant liability and the conversion option liability, we cannot reasonably project our GAAP net income (loss). We, therefore, cannot provide GAAP guidance, but we do report
GAAP results. An explanation of the Company’s use of Non-GAAP measures is set forth on Slide 30
*Estimate

29 29
Use of non-GAAP measures
This document includes the non-GAAP financial measure of “Adjusted EBITDA” which we define as net income (loss) excluding:
provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges;
gain or loss on derivatives’ revaluation, net income (loss) from discontinued operations; gain on sale of Rovion; impairment charges;
LEC receivables reserve; finance related charges; accrued lease liability/asset; and severance charges. Adjusted EBITDA, as defined above, is not a measurement under GAAP. Adjusted EBITDA is reconciled to net income (loss) which we believe is the most comparable GAAP measure.  A reconciliation of net income (loss) to Adjusted EBITDA is set forth within this presentation.
Management believes that Adjusted EBITDA provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense, LEC receivables reserve, warrant revaluation charges; finance related charges; accrued lease liability;  and severance charges which are not directly attributable to the underlying performance of the company’s business operations.
Management uses Adjusted EBITDA in evaluating the overall performance of the company’s business operations.
A limitation of non-GAAP Adjusted EBITDA is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted EBITDA in conjunction with net income (loss) and net income (loss) per share measures. The company believes that
Adjusted EBITDA provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the
GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP; it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income (loss) or earnings (loss) per share.